File No. 811-21766

   As filed with the Securities and Exchange Commission on August 16, 2005

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-2

         [ ] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                    [ ] Pre-Effective Amendment No. ___.

                    [ ] Post-Effective Amendment No.___.

             [X] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                            [ ] Amendment No.___.

                     HIGHLAND CORPORATE OPPORTUNITIES FUND
              (Exact Name of Registrant as Specified in Charter)

                TWO GALLERIA TOWER, 13455 NOEL ROAD, SUITE 1300
                              DALLAS, TEXAS 75240
                   (Address of Principal Executive Offices)

                                (972) 628-4100
             (Registrant's Telephone Number, including Area Code)

                          JAMES D. DONDERO, PRESIDENT
                     HIGHLAND CORPORATE OPPORTUNITIES FUND
                TWO GALLERIA TOWER, 13455 NOEL ROAD, SUITE 1300
                              DALLAS, TEXAS 75240
                    (Name and Address of Agent for Service)

                                  Copies to:
                            RICHARD T. PRINS, ESQ.
                   SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                               FOUR TIMES SQUARE
                           NEW YORK, NEW YORK 10036

                                   FORM N-2
                             CROSS REFERENCE SHEET
                          as required by Rule 495(a)

Part  A                  Caption                                               N-2 Caption
Item No.                 -------                                               -----------

1.               Outside Front Cover..........................................  Not Applicable

2.               Cover Pages; Other Offering Information......................  Not Applicable

3.               Fee Table and Synopsis.......................................  Not Applicable

4.               Financial Highlights.........................................  Not Applicable

5.               Plan of Distribution.........................................  Not Applicable

6.               Selling Shareholders.........................................  Not Applicable

7.               Use of Proceeds..............................................  Not Applicable

8.               General Description of the Registrant........................  General Description of the
                                                                                Registrant; General;
                                                                                Investment Objectives and
                                                                                Policies; Risk Factors;
                                                                                Other Policies

9.               Management...................................................  Management; General

10.              Capital Stock, Long-Term
                 Debt, and Other Securities...................................  Capital Stock, Long Term
                                                                                Debt, and Other Securities;
                                                                                Capital Stock; Long-Term
                                                                                Debt; General; Taxes;
                                                                                Outstanding Securities;
                                                                                Securities Ratings
11.              Defaults and Arrears on
                 Senior Securities............................................  Not Applicable

12.              Legal Proceedings............................................  None

13.              Table of Contents of
                 Statement of Additional Information..........................  Table of Contents
                                                                                of Additional Information


Part B                                                                          Statement of
Item No.                                                                        Additional Information

14.              Cover Page...................................................  Cover Page

15.              Table of Contents............................................  Table of Contents

16.              General Information and
                 History......................................................  General Description of
                                                                                the Registrant

17.              Investment Objective and
                 Policies.....................................................  Investment Objective
                                                                                and Policies

18.              Management...................................................  Management

19.              Control Persons and Principal
                 Holders of Securities........................................  Control Persons and Principal
                                                                                Holders of Securities
20.              Investment Advisory and Other
                 Services.....................................................  Investment Advisory
                                                                                and Other Services

21.              Portfolio Managers...........................................  Portfolio Managers

22.              Brokerage Allocation and Other
                 Practices....................................................  Brokerage Allocation
                                                                                and Other Practices

23.              Taxes........................................................  Taxation of the Company

24.              Financial Statements.........................................  Not Applicable

Part C
Item No.

Information required to be included in Part C is set forth, under the appropriate item so numbered, in Part C of this registration statement.


PART A

ITEM 1   OUTSIDE FRONT COVER

         Not Applicable.

ITEM 2.  COVER PAGES; OTHER OFFERING INFORMATION

         Not Applicable.

ITEM 3.  FEE TABLE AND SYNOPSIS

         3.1 Not Applicable.

         3.2 Not Applicable.

         3.3 Not Applicable.

ITEM 4.  FINANCIAL HIGHLIGHTS

         Not Applicable.

ITEM 5.  PLAN OF DISTRIBUTION

         Not Applicable.

ITEM 6.  SELLING SHAREHOLDERS

         Not Applicable.

ITEM 7.  USE OF PROCEEDS

         Not Applicable.

ITEM 8.  GENERAL DESCRIPTION OF THE REGISTRANT

         8.1 General. Highland Corporate Opportunities Fund (the "Company") was formed by its Board of Trustees on March 21, 2005 as a statutory trust under the laws of the State of Delaware. On May 16, 2005, the Company filed a registration statement on Form N-8A with the Securities and Exchange Commission registering as a nondiversified closed-end management investment company under the Investment Company Act of 1940 (the "Investment Company Act").

         The Company intends to elect to be treated as a regulated investment company ("RIC") for U.S. federal income tax purposes. As a RIC, the Company is not taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

         The Company is authorized to issue an unlimited number of common shares (the "Common Shares"). The Company is also authorized to issue an unlimited number of preferred shares, with each preferred share having such liquidation preference and other terms authorized by the Board of Trustees (the "Board") at the time of issuance in conformity with the Investment Company Act.

         The Company made an offering of Common Shares and preferred shares on a private placement basis that resulted in irrevocable subscriptions for Common Shares in an amount equal to $3 million, and issuances of 8% perpetual preferred shares at $1,000 per share. Accordingly, at the closing of such offerings on May 16, 2005, the Company had approximately $3.4 million in total available capital.

         The offerings of the Common Shares and preferred shares were not registered under the Securities Act of 1933 (the "Securities Act") in reliance upon the exemption from registration thereunder provided by Section 4(2) and Regulation D promulgated thereunder. Each purchaser of Common Shares was required to represent that it is (i) an "accredited investor" under Rule 501(a) of Regulation D and that it is acquiring Common Shares for its own account for investment and not for resale or distribution and (ii) a "qualified client" within the meaning of Rule 205-3 under the Investment Advisers Act of 1940 (the "Advisers Act"). Investors meeting the foregoing requirements are referred to herein as "Qualified Investors". Each purchaser of preferred shares was required to represent that it is an "accredited investor." The Common Shares may be transferred only to other Qualified Investors and only with the prior written consent of the Company, which will not be withheld unreasonably. The preferred shares may be transferred only to other accredited investors and only with the prior written consent of the Company, which will not be withheld unreasonably.

         8.2 Investment Objectives and Policies. The Company seeks to achieve high total returns while minimizing losses. This investment objective is a fundamental policy and cannot be changed without shareholder approval.
It will invest in Equity Securities, Distressed Debt, Mezzanine Investments and High Yielding Debt of all kinds. The Company may also structure, negotiate, originate and syndicate loans and other investment transactions and may engage in various transactions in futures, forward contracts, swaps and other instruments to manage or hedge interest rate, currency exchange, industry, equity and other risks.

         The Investment Manager plans to manage risk and minimize exposure to investment losses. The Company investments will be divided primarily into Equity Securities, Distressed Debt, Mezzanine Investments and High Yielding Debt of all kinds, each of which is described below:

         Equity Securities. "Equity Securities" of the type in which the Investment Manager intends to invest generally consist of common stock of medium- and small-capitalization companies that have either (i) been burdened by complex legal, financial or ownership issues and are, in the judgment of the Investment Manager, selling at a discount to the underlying asset or business value or (ii) undergone leveraged buyouts or recapitalizations, yet are still substantially leveraged. The Company's investments in Distressed Debt and High Yielding Debt will often be accompanied by warrants or other equity securities.

         Distressed Debt. "Distressed Debt" consists of debt securities and bank loans that are, in the Investment Manager's reasonable business judgment, impaired in fundamental ways due to credit, liquidity, interest rate or other issues, that may not be performing or may be in default, and that are generally trading at a substantial discount to par.

         Mezzanine Investments. "Mezzanine Investments" consist of (i) debt securities of an issuer (including convertible debt securities) that (A) are subordinated to other debt of such issuer and (B) may be issued with equity participation features such as convertibility, senior equity securities, common stock or warrants or (ii) preferred stock that is issued in connection with leveraged transactions, such as management buyouts, acquisitions, refinancings, recapitalizations and later stage growth capital financings.

         High Yielding Debt. "High Yielding Debt" generally consists of debt securities (including convertible debt securities) that are generally rated below "Baa3" by Moody's or "BBB-" by S&P or Fitch and, in each case, (a) have been issued pursuant to a public registration, Rule 144A, or as a private placement, and (b) are not cash equivalents, bank loans, Mezzanine Investments or CDO debt securities. However, it may also include debt rated above such levels that has fallen in price. In addition, it includes bank loans, which are typically at the senior level of the capital structure, and are often secured by specific collateral. Bank loans include assignments of and participations in performing senior debt obligations that are generally acquired through primary bank syndications and in the secondary market. The bank loans to be acquired by the Company are likely to be unrated or rated below investment grade.

         8.3 Risk Factors.

         (a) General.

         Illiquidity of Investments. The investments made by the Company may be illiquid, and consequently the Company may not be able to sell such investments at prices that reflect the Investment Manager's assessment of their value or the amount paid for such investments by the Company. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale by the Company and other factors. Furthermore, the nature of the Company's investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

         Non-diversification of the Company's Portfolio. While the Investment Manager will invest in a number of fixed-income and equity instruments issued by different institutions, it is possible that a significant amount of the Company's investment could be invested in the instruments of only a few companies. The investment of the Company's assets in any one obligor would subject the Company to a greater degree of risk with respect to defaults by such obligor.

         Analysis of Troubled, Distressed or Bankrupt Companies. The Company invests in companies that are troubled, in distress, or bankrupt. As such, they are subject to a multitude of legal, industry, market, environment and governmental forces that make analysis of these companies inherently risky. Further, the Investment Manager relies on company management, outside experts, market participants, and personal experience to analyze potential investments for the Company. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

         Insolvency Considerations with Respect to Issuers of Debt Obligations. Various laws enacted for the protection of creditors may apply to the debt obligations held by the Company. The information in this paragraph is applicable with respect to U.S. issuers subject to United States bankruptcy laws. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of a debt obligation held by the fund, such as a trustee in bankruptcy, were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting the debt obligation, and after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts were then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was "insolvent" after giving effect to the incurrence of the indebtedness constituting the debt obligation or that, regardless of the method of valuation, a court would not determine that the issuer was "insolvent" upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of a debt obligation held by the Company, payments made on such debt obligation could be subject to avoidance as a "preference" if made within a certain period of time (which may be as long as one year) before insolvency. Similarly, a court might apply the doctrine of equitable subordination to subordinate the claim of a lending institution against an issuer, to claims of other creditors of the borrower, when the lending institution, another investor, or any of their transferees, is found to have engaged in unfair, inequitable, or fraudulent conduct. In general, if payments on a debt obligation are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured either from the initial recipient or from subsequent transferees of such payments. However, a court in a bankruptcy or insolvency proceeding would be able to direct the recapture of any such payment from a holder of notes only to the extent that such court has jurisdiction over such holder or its assets. Moreover, it is likely that avoidable payments could not be recaptured directly from a holder that has given value in exchange for its note, in good faith and without knowledge that the payments were avoidable. The Company does not intend to engage in conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination. There can be no assurance, however, as to whether any lending institution or other investor from which the Company acquired the debt obligations engaged in any such conduct (or any other conduct that would subject the debt obligations and the Company to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. Court (or in the courts of any other country) against the Company.

         Leverage Risk. The Company may borrow money or issue debt securities or additional preferred stock to leverage its capital structure. If the Company does so:

         o The Company's Common Shares will be exposed to incremental risk of loss. In these circumstances, a decrease in the value of the Company's investments would have a greater negative impact on the value of its Common Shares than if it did not use leverage.

         o Adverse changes in interest rates could reduce or eliminate the incremental income the Company expects to make with the proceeds of any leverage.

         o The Company's ability to pay dividends on its Common Shares will be restricted if its asset coverage ratio is not at least 200% and any amounts used to service indebtedness would not be available for such dividends.

         o It is likely that such securities will be governed by an indenture or other instrument containing covenants restricting the Company's operating flexibility.

         o The Company will bear the cost of issuing and servicing such securities.

         o Any convertible or exchangeable securities that the Company issues may have rights, preferences and privileges more favorable than those of the Company's Common Shares.

         Market Risk Generally. The profitability of a significant portion of the Company's investment program depends to a great extent upon correctly assessing the future course of the price movements of securities and other investments and the movements of interest rates. There can be no assurance that the Investment Manager will be able to predict accurately these price and interest rate movements. With respect to the investment strategy utilized by the Company, there is always some, and occasionally a significant, degree of market risk.

         Interest Rate Risk. The price of most fixed-income securities moves in the opposite direction of the change in interest rates. For example, as interest rates rise, the price of fixed-income securities falls. If the Company holds a fixed-income security to maturity, the change in its price before maturity will have little impact on the Company's performance; however, if the Company has to sell the fixed-income security before the maturity date, an increase in interest rates will result in a loss to the Company.

         Reinvestment Risk. The Company may reinvest the cash flows received from a security. The additional income from such reinvestment, sometimes called interest-on-interest, is reliant on the prevailing interest rate levels at the time of reinvestment. There is a risk that the interest rate at which interim cash flows can be reinvested will fall. Reinvestment risk is greater for longer holding periods and for securities with large, early cash flows such as high-coupon bonds.

         Timing Risk. Many agency, corporate and municipal bonds, and substantially all mortgage-backed securities, contain a provision that allows the issuer to "call" all or part of the issue before the bond's maturity date. The issuer usually retains the right to refinance the bond in the future if market interest rates decline below the coupon rate. There are three disadvantages to the call provision. First, the cash flow pattern of a callable bond is not known with certainty. Second, because the issuer may call the bonds when interest rates have dropped, the Company is exposed to reinvestment rate risk, i.e. the Company will have to reinvest the proceeds received when the bond is called at lower interest rates. Finally, the capital appreciation potential of a bond will be reduced because the price of a callable bond may not rise much above the price at which the issuer may call the bond.

         Maturity Risk. In certain situations, the Company may purchase a bond of a given maturity as an alternative to another bond of a different maturity. Ordinarily, under these circumstances, the Company will make an adjustment to account for the differential interest rate risks in the two bonds. This adjustment, however, makes an assumption about how the interest rates at different maturities will move. To the extent that the yield movements deviate from this assumption, there is a yield-curve or maturity risk. Another situation where yield-curve risk should be considered is in the analysis of bond swap transactions where the potential incremental returns are dependent entirely on the parallel shift assumption for the yield-curve.

         Inflation Risk. Inflation risk results from the variation in the value of cash flows from a security due to inflation, as measured in terms of purchasing power. For example, if the Company purchases a five (5) year bond in which it can realize a coupon rate of five percent (5%) but the rate of inflation is six percent (6%), then the purchasing power of the cash flow has declined. For all but adjustable bonds or floating rate bonds, the Company is exposed to inflation risk because the interest rate the issuer promises to make is fixed for the life of the security. To the extent that interest rates reflect the expected inflation rate, floating rate bonds have a lower level of inflation risk.

         Short Sales. Short sales by the Company that are not made "against the box" theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. The Company may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Company might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

         Derivative Instruments. Derivative instruments, or "derivatives," include futures, options, swaps, structured securities and other instruments and contracts that are derived from, or the value of which is related to, one or more underlying securities, financial benchmarks, currencies or indices. Derivatives allow an investor to hedge or speculate upon the price movements of a particular security, financial benchmark currency or index at a fraction of the cost of investing in the underlying asset. The value of a derivative depends largely upon the price movements in the underlying asset. Therefore, many of the risks applicable to trading the underlying asset are also applicable to derivatives of such asset. However, there are a number of other risks associated with derivatives trading. For example, because many derivatives are "leveraged," and thus provide significantly more market exposure than the money paid or deposited when the transaction is entered into, a relatively small adverse market movement can not only result in the loss of the entire investment, but may also expose the Company to the possibility of a loss exceeding the original amount invested. Derivatives may also expose investors to liquidity risk, as there may not be a liquid market within which to close or dispose of outstanding derivatives contracts, and to counterparty risk. The counterparty risk lies with each party with whom the Company contracts for the purpose of making derivative investments (the "Counterparty"). In the event of the Counterparty's default, the Company will only rank as an unsecured creditor and risks the loss of all or a portion of the amounts it is contractually entitled to receive.

         Options. Investing in options can provide a greater potential for profit or loss than an equivalent investment in the underlying asset. The value of an option may decline because of a change in the value of the underlying asset relative to the strike price, the passage of time, changes in the market's perception as to the future price behavior of the underlying asset, or any combination thereof. In the case of the purchase of an option, the risk of loss of an investor's entire investment (i.e., the premium paid plus transactions charges) reflects the nature of an option as a wasting asset that may become worthless when the option expires. Where an option is written or granted (i.e., sold) uncovered, the seller may be liable to pay substantial additional margin, and the risk of loss is unlimited, as the seller will be obligated to deliver, or take delivery of, an asset at a predetermined price which may, upon exercise of the option, be significantly different from the market value.

         Foreign Securities. Investments in foreign securities involve certain factors not typically associated with investing in U.S. securities, such as risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar (the currency in which the books of the Company are maintained) and the various foreign currencies in which the Company's portfolio securities will be denominated and costs associated with conversion of investment principal and income from one currency into another;
(ii) differences between the U.S. and foreign securities markets, including the absence of uniform accounting, auditing and financial reporting standards and practices and disclosure requirements, and less government supervision and regulation; (iii) political, social or economic instability; and (iv) the extension of credit, especially in the case of sovereign debt.

         Preferred Stock Risk. To the extent the Company invests in preferred securities, there are special risks associated with investing in preferred securities, including:

         Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Company owns a preferred security that is deferring its distributions, the Company may be required to report income for tax purposes although it has not yet received such income.

         Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

         Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

         Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of trustees to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

         Common Stock Risk. The Company may have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly under performed relative to fixed-income securities. The equity securities acquired by the Company may fail to appreciate and may decline in value or become worthless.

         Synthetic Securities. In addition to credit risks associated with holding non-investment grade loans and high-yield debt securities, with respect to synthetic securities, the Company will usually have a contractual relationship only with the counterparty of such synthetic securities, and not the Reference Obligor (as defined below) on the Reference Obligation (as defined below). The Company generally will have no right to directly enforce compliance by the Reference Obligor with the terms of the Reference Obligation nor any rights of set-off against the Reference Obligor, nor have any voting rights with respect to the Reference Obligation. The Company will not benefit directly from the collateral supporting the Reference Obligation or have the benefit of the remedies that would normally be available to a holder of such Reference Obligation. In addition, in the event of insolvency of the counterparty, the Company will be treated as a general creditor of such counterparty and will not have any claim with respect to the credit risk of the counterparty as well as that of the Reference Obligor. As a result, concentrations of synthetic securities in any one counterparty subject the Company to an additional degree of risk with respect to defaults by such counterparty as well as by the Reference Obligor. The Investment Manager will not perform independent credit analyses of the counterparties, any such counterparty, or an entity guaranteeing such counterparty, individually or in the aggregate. A "Reference Obligor" is the obligor on a Reference Obligation. A "Reference Obligation" is the debt security or other obligation upon which the synthetic security is based.

         Structured Finance Securities. A portion of the Company's investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Structured finance securities may present risks similar to those of the other types of debt obligations in which the Company may invest and, in fact, such risks may be of greater significance in the case of structured finance securities. Moreover, investing in structured finance securities may entail a variety of unique risks. Among other risks, structured finance securities may be subject to prepayment risk. In addition, the performance of a structured finance security will be affected by a variety of factors, including its priority in the capital structure of the issuer thereof, and the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets.

         Tax Considerations. There are certain tax risks related to an investment in the Company. No assurance can be given that the income tax laws or the present interpretation thereof will not be changed or applied retroactively or that the Internal Revenue Service (the "IRS") will agree with the positions taken on the federal income tax returns of the Company. Further, although the Company believes that it will operate in a manner that enables it to meet the requirements for qualification as a RIC for U.S. federal income tax purposes, no assurance can be given that the Company is organized or will be able to operate in a manner so as to qualify or remain so qualified. Qualification as a RIC involves the satisfaction of numerous requirements (some on an annual and quarterly basis) established under highly technical and complex provisions of the Code for which there are only limited judicial or administrative interpretations, and involve the determination of various factual matters and circumstances not entirely within our control.

         If the Company fails to qualify as a RIC in any taxable year, it would not be allowed a deduction for dividends paid to stockholders in computing taxable income and would be subject to U.S. federal income tax (including any applicable alternative minimum tax) on taxable income at corporate tax rates. This treatment would reduce net earnings available for investment or distribution to stockholders because of the additional tax liability for the years involved. See "Item 23." As a result of the additional U.S. federal income tax liability, the Company might need to borrow funds or liquidate certain investments on terms that may be disadvantageous in order to pay the applicable tax, and the Company would not be compelled to make distributions under the Code.

         Accordingly, prospective investors should obtain professional guidance from their personal tax advisors in evaluating the tax risk involved in investing in the Company and should take into account the cost of obtaining such advice in evaluating this investment.

         Carried Interest Risks. The Carried Interest which may be owing to the Investment Manager or its Affiliates may create an incentive for the Investment Manager to make investments that are risky or more speculative than would otherwise be the case. The way in which the amount of the Carried Interest is determined, which is calculated as a percentage of the incremental positive return on the Company's total assets, may encourage the Investment Manager to use leverage to increase the return on the Company's investments. If the Investment Manager acquires poorly performing assets with such leverage, the loss to the Company could be substantial. Finally, because a portion of the Carried Interest is likely to reflect interest and dividend income and is calculated on an accrual basis regardless of whether the Company has received a cash payment, the Investment Manager might have an incentive to invest in zero coupon or deferred interest securities in circumstances where it would not have done so but for the opportunity to continue to earn Carried Interest even when the issuer would not be able to make cash payments on such securities. The foregoing risks could be increased because the Investment Manager is not obligated to reimburse the Company for any Carried Interest received even if the Company subsequently incurs losses or never receives in cash income that was previously accrued.

         The Trustees of the Company will monitor the investment activities of the Investment Manager and will be prepared to terminate its services and seek restitution of any harm to the Company if they believe the Investment Manager has breached its fiduciary duties in this regard.

         No Operating History. The Company has no operating history. The past performance of previous investments of affiliates of the Company cannot be relied upon as indicators of the performance or success of the Company.

         Exemptive Relief Consideration. As explained below in "Item 8.4," the Company expects to apply to the Securities and Exchange Commission (the "SEC") for exemptive relief to enable the Company to co-invest with other accounts managed by the Investment Manager and its affiliates in certain privately placed securities and other situations. There are no assurances that the Company will receive the requested relief. If such relief is not obtained and until it is obtained, the Investment Manager may be required to allocate some investments solely to the Company and/or other registered investment funds and others solely to one or more accounts that are not registered funds. This could preclude the Company from investing in certain securities it would otherwise be interested in and could adversely affect the speed at which the Company is able to invest its assets and, consequently, on the performance of the Company.

         Valuation Risk. Fair value is defined as the amount for which assets could be sold in an orderly disposition over a reasonable period of time, taking into account the nature of the asset. Fair value pricing, however, involves judgments that are inherently subjective and inexact, since fair valuation procedures are used only when it is not possible to be sure what value should be attributed to a particular asset or when an event will affect the market price of an asset and to what extent. As a result, there can be no assurance that fair value pricing will reflect actual market value and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

         (b) Not Applicable.

         8.4 Other Policies. The Investment Manager believes that, in certain circumstances, it may be in the best interests of the Company to be able to co-invest with other registered and unregistered funds managed now or in the future by the Investment Manager and its affiliates in order to be able to participate in a wider range of transactions. Currently, SEC regulations and interpretations permit registered investment companies, such as the Company, to co-invest with unregistered funds, such as the Unregistered Companies, that are affiliated with the Investment Manager in publicly traded securities and in private placements where (i) the Investment Manager negotiates only the price, interest rate and similar price-related terms of the securities and not matters such as covenants, collateral or management rights and (ii) each relevant account acquires and sells the securities at the same time in pro rata amounts (subject to exceptions approved by compliance personnel after considering the reasons for the requested exception). However, current SEC regulations and interpretations do not permit co-investment in private placements where the Investment Manager negotiates non-pricing terms such as covenants, collateral and management rights. The Company intends to apply for an exemption from these regulations. Although there are no assurances that the SEC will grant the request, it has granted similar relief on a number of occasions.

         If the Company obtains the requested relief, it would be able to co-invest in these privately negotiated transactions with other funds and accounts managed by the Investment Manager in the following circumstances. Each time the Investment Manager proposes that an unregistered account acquire private placement securities that are suitable for the Company, the Investment Manager will offer to the Company a pro rata amount of such securities (based on amounts available for investment by the Company and the unregistered accounts that the Investment Manager believes should invest in such securities). The Company's independent Directors will review the proposed transaction and may authorize co-investment by the Company if a majority of them conclude that: (i) the transaction is consistent with the Company's investment objective and policies; (ii) the terms of co-investment are fair to the Company and its shareholders and do not involve overreaching; and (iii) participation by the Company would not disadvantage the Company or be on a basis different from or less advantageous than that of the Unregistered Companies. The Board may also approve a lower amount or determine that the Company should not invest. In addition, follow-on investments and disposition opportunities must be made available on a pro rata basis and no co-investment (other than permitted follow-on investments) is permitted where the Company, on the one hand, or unregistered accounts advised by the Investment Manager or an affiliate, on the other hand, already holds securities of the issuer.

         If the Company does not obtain an exemptive order, the Investment Manager will seek to implement policies that would allow the Company to co-invest with the Unregistered Companies in covered investments to the maximum extent possible in accordance with the Investment Company Act and current SEC interpretations thereunder. In such a case the Investment Manager may be required to allocate some covered investments solely to the Company and others solely to the unregistered accounts. The allocation process would take into account the size of the transaction, the investable assets of each affiliated fund, the alternative investments potentially available in the near term, prior allocations to each fund, the expected holding period for the transaction, the remaining life of the fund in question and issuer diversification and industry concentration matters as well as other potential factors. The Investment Manager would not follow any mathematical or formulaic allocation policy but would rather make each allocation decision based on what it considered to be in the overall best interests of its clients in light of the factors identified by the Investment Manager as being relevant to its allocation decision. In view of the size of the Company and the portfolio status of the Investment Manager's other funds, the Investment Manager believes that such allocations would not be materially adverse to the Company.

         8.5 Not Applicable.

         8.6 Not Applicable.

ITEM 9.  MANAGEMENT

         9.1 General.

         (a) Board of Trustees. The Board will set broad policies for the Company. The Investment Manager will manage the day-to-day operations of the Company, subject to the oversight of the Board. The Trustees and officers will owe to the Company and the holders of Shares the same fiduciary duties as owed by officers of corporations to such corporations and their stockholders under the general corporation law of the State of Delaware. The Board of Trustees consists of five persons, four of whom are not interested persons of the Company for purposes of Section 2(a)(19) of the Investment Company Act. The holders of the Company's preferred shares voting separately as a class will be entitled to elect two of the Company's trustees. The remaining Trustees of the Company will be subject to election by holders of Common Shares and preferred shares voting together as a single class.

         (b) Highland Capital Management, L.P., a Delaware Limited Partnership, located at Two Galleria Tower, 13455 Noel Road, Suite 1300, Dallas, Texas 75240, is the Investment Manager of the Company. Subject to the overall supervision of the Board, the Investment Manager will manage the day-to-day activities of the Company. The Investment Manager is a Dallas, Texas-based investment adviser registered with the Securities and Exchange Commission. It currently has approximately $15 billion in capital under management, invested in a variety of fixed-income and equity securities.

         Under the terms of the Investment Management Agreement, the Investment Manager will:

o determine the composition of the Company's portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes;

o identify, evaluate and negotiate the structure of the investments the Company makes (including per-forming due diligence on prospective portfolio companies);

o close, monitor and administer the investments the Company makes including the exercise of voting and consent rights; and

o provide managerial assistance to those portfolio companies that require it.

         James D. Dondero and Mark K. Okada are President and Chief Investment Officer, respectively, of the Investment Manager. The Investment Manager is controlled by Mr. Dondero and Mr. Okada, by virtue of their respective ownership interests in the Investment Manager, and by the Investment Manager's general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder.

         The Company will pay aggregate management fees of 1.75% per year, calculated and paid monthly in arrears, of the aggregate net asset value of the Company attributable to the Common Shares. Management Fees for any partial quarter will be appropriately pro rated. Until such time as the Board of Trustees determines that it is permissible under the Investment Company Act to pay Carried Interest as a dividend on a special share (Series S Preferred Stock), the Carried Interest will be paid as a fee pursuant to the Investment Management Agreement.

         The Company will pay an aggregate administrative services fee of .20% per year, calculated and paid monthly in arrears, of the aggregate net asset value of the Company attributable to the Common Shares.

         The Carried Interest is an amount (payable annually) such that after receipt thereof the Investment Manager will have received from the Company 20% of the realized and unrealized cumulative total return of the Company on its assets. The Carried Interest will be payable as of December 31 of each year and will be paid not later than completion of the audit of the Company for such year. If there is positive return through any interim month in excess of the high watermark described below, the Company will accrue an appropriate amount in respect of the Carried Interest potentially payable at the end of the year. If there is negative return in any calendar year, no Carried Interest will be paid until the negative return (as a percentage of average net assets attributable to the Common Shares and the Special Share or, if less, as a percentage of such net assets at the time such negative return is experienced) has been recovered in full ("High Watermark Provision"). For the avoidance of doubt, all total return (positive or negative) will be determined in dollars (the percentage figure in connection with recoupment of negative return being utilized solely to calculate the dollar amount of negative return required to be recouped).

         Such amounts paid to the Investment Manager are referred to herein as the "Carried Interest."

         If the Board of Trustees determines it is permissible to pay the Carried Interest as a dividend on a special share, the Carried Interest will be paid thereafter as dividends on a share of Series S Preferred Stock to be acquired by the Investment Manager, which will be redeemable by the Company at its liquidation preference as specified in the paragraph below in the event the Investment Management Agreement is terminated.

         If the Series S Preferred Stock is issued and the Investment Management Agreement is terminated for any reason, the Company will have the right to redeem the Series S Preferred Stock at its liquidation preference. In such circumstances the Company will engage at its own expense a firm acceptable to the Company and the Investment Manager to determine the maximum reasonable fair value as of the termination date of the Company's consolidated assets (assuming each asset is readily marketable among institutional investors without minority discount and with an appropriate control premium for any control positions and ascribing an appropriate net present value to unamortized organizational and offering costs and going concern value). After review of such firm's work papers by the Investment Manager and the Company and resolution of any comments therefrom, such firm will render its report as to valuation, and the Company will pay to the Investment Manager any Management Fees or Carried Interest, as the case may be, payable pursuant to the paragraphs above as if all of the consolidated assets of the Company had been sold at the values indicated in such report and the proceeds distributed. Such report will be completed within 90 days after notice of termination of the Investment Management Agreement.

         Certain employees and affiliates of the Investment Manager may own an economic interest in the Carried Interest.

         Origination, management, finders, breakup and similar fees payable with respect to Company Investments ("Origination Fees") will be payable to the Company. The Company will monitor such fees with a view to maintaining its status as a RIC, one of the requirements of which is that no more than 10% of the Company's gross revenues in any year consist of non-investment-related income.

         The Company will be responsible for paying the fees of the Investment Manager, the Carried Interest, due diligence and negotiation expenses, fees and expenses of custodians, administrators, transfer and distribution agents, counsel and directors, insurance, filings and registrations, proxy expenses, expenses of communications to investors, compliance expenses, interest, taxes, portfolio transaction expenses, costs of responding to regulatory inquiries and reporting to regulatory authorities, costs and expenses of preparing and maintaining the books and records of the Company, indemnification, litigation, extraordinary expenses and such other expenses as are approved by the Trustees as being reasonably related to the organization, offering, capitalization, operation or administration of the Company and any portfolio investments.

         (c) Portfolio Management. The primary portfolio managers of the Company will be Patrick Daugherty, Kurt Plumer and James Dondero. All credit decisions, however, are subject to review and approval by an investment committee composed of senior investment management personnel of the Investment Manager (the "Credit Committee").

         Patrick Daugherty - Senior Distressed Portfolio Manager. Mr. Daugherty, age 37, is co-head of the Investment Manager's Distressed Group and is responsible for managing the sourcing and monitoring process. Prior to joining the Investment Manager in early 1998, Mr. Daugherty served as Vice President in the Corporate Finance Group at NationsBanc Capital Markets, Inc. (now Bank of America Capital Markets, Inc.) where he originated and structured leveraged transactions for a $2.5 billion portfolio of mid-cap companies located in the Southwest. Mr. Daugherty has over eleven years of experience in distressed, high yield and corporate restructuring. He has been involved in over 100 bankruptcy situations and held steering committee positions in over 35 cases. Prior to joining Bank of America, Mr. Daugherty was an associate with the law firm of Baker, Brown, Sharman and Parker in Houston, Texas where he represented banks and financial institutions in the liquidation of various RTC portfolios. He received a BBA in Finance from the University of Texas at Austin and a Juris Doctorate from the University of Houston School of Law. Mr. Daugherty's professional certifications include membership in the Texas Bar Association and admittance to the American Bar Association in 1992.

         Kurtis Plumer, CFA - Senior Distressed Portfolio Manager. Mr. Plumer, age 35, is co-head of the Distressed Group at the Investment Manager and is responsible for managing the sourcing and monitoring process. He has over 13 years of experience in distressed, high yield bond and leveraged loan products. Prior to joining the Investment Manager in 1999, Mr. Plumer was a distressed high yield bond trader at Lehman Brothers in New York, where he managed a $250 million portfolio invested in global distressed securities. While at Lehman, he also traded emerging market sovereign bonds. Prior to joining Lehman Brothers, Mr. Plumer was a corporate finance banker at NationsBanc Capital Markets, Inc. (now Bank of America Capital Markets, Inc.) where he focused on M&A and financing transactions for the bank's clients. Mr. Plumer earned a BBA in Economics and Finance from Baylor University and an MBA in Strategy and Finance from the Kellogg School at Northwestern University. Mr. Plumer is a Chartered Financial Analyst.

         James Dondero, CFA, CPA, CMA - Managing Partner - President. Mr. Dondero is a Founder and President of Highland Capital Management, L.P. Founded in 1993, Highland employs approximately 40 investment professionals (90 total employees) who provide investor with market leading performance in CLOs, middle market distressed investing and separate account benchmarking. Formerly, Mr. Dondero served as Chief Investment Officer of Protective Life's GIC subsidiary and helped grow the business from concept to over $2B between 1989 to 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporates, leveraged bank loans, emerging markets, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1B in fixed income funds for American Express. Prior to American Express, he completed the financial training at Morgan Guaranty Trust Company. Mr. Dondero is a Beta Gamma Sigma graduate of the University of Virginia, 1984 with degrees in Accounting and Finance. Mr. Dondero is a Certified Public Accountant, Chartered Financial Analyst and a Certified Management Accountant.

         The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Company.

         (d) Administrator. The Investment Manager provides administrative services to the Company. The Company will pay an aggregate administrative services fee of .20% per year, calculated and paid monthly in arrears, of the aggregate net asset value of the Company attributable to the Common Shares. Pursuant to a sub-administration agreement between the Investment Manager and PFPC Inc. (the "Sub-Administrator"), the Sub-Administrator prepares and performs regulatory filings, assists with meetings of the Company's Board of Trustees, coordinates service provider relationships and provides other administrative services. Its fees are paid by the Investment Manager.

         (e) Custodian. PFPC Trust Company, with a place of business at 8800 Tinicum Blvd., Third Floor, Suite 200, Philadelphia, Pennsylvania 19153, will serve as custodian for the Company, and in such capacity, will maintain certain financial and accounting books and records pursuant to an agreement with the Company.

         (f) Expenses. The Company will be responsible for paying the fees of the Investment Manager, the Carried Interest, due diligence and negotiation expenses, fees and expenses of custodians, administrators, transfer and distribution agents, counsel and directors, insurance, filings and registrations, proxy expenses, expenses of communications to investors, compliance expenses, interest, taxes, portfolio transaction expenses, costs of responding to regulatory inquiries and reporting to regulatory authorities, costs and expenses of preparing and maintaining the books and records of the Company, indemnification, litigation, extraordinary expenses and such other expenses as are approved by the Trustees as being reasonably related to the organization, offering, capitalization, operation or administration of the Company and any portfolio investments. Organization, offering and capitalization expenses consist primarily of placement fees for the Common Shares and legal expenses.

         (g) Not applicable.

         9.2 Non-resident Managers. Not applicable.

         9.3 Control Persons. As of August 16, 2005, the Investment Manager owns 100% of the Common Shares of the Company. James D. Dondero and Mark K. Okada are President and Chief Investment Officer, respectively, of the Investment Manager. The Investment Manager is controlled by Mr. Dondero and Mr. Okada, by virtue of their respective ownership interests in the Investment Manager, and by the Investment Manager's general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder.

ITEM 10. CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES

         10.1 Capital Stock. Common Shares

         The Company is authorized to issue an unlimited number of Common Shares. The Common Shares have no preference, preemptive, conversion, appraisal, exchange or redemption rights, and there are no sinking fund provisions applicable to the Common Shares. Each holder of Common Shares has one vote per Common Share held by it on all matters subject to approval by the holders of the Common Shares. Further, holders of Common Shares have voting rights on the election of Trustees, which will be governed by plurality voting. When issued against payment therefor, the Common Shares will be fully paid and nonassessable. No person has any liability for obligations of the Company by reason of owning Common Shares, although each person that subscribes for Common Shares is liable for the full amount of such subscription in accordance with and subject to the terms of the related Subscription Agreement.

         The Company offers a single class of Common Shares, Class Z, on a private placement basis. The Company may determine to seek to offer its Common Shares publicly at some time in the future.

         The Investment Manager has applied to the SEC for the extension to new funds, such as the Company, of an exemption order utilized by other registered funds managed by the Investment Manger. If the Investment Manager receives such amendment, which is not assured, the Company intends to offer additional classes of common shares.

         As a condition of the exemptive order, the Company may be required to comply with regulations that would not otherwise be applicable to the Company.

         If the Investment Manager receives the requested amendment to the exemption order, the Company intends to offer three classes of common shares, with each class having its own sales charge and expense structure. Each class will have distinct advantages and disadvantages for different investors.

         The Company's Class A shares will be subject to a front-end sales charge, distribution and service fees and other expenses. The front end sales charge for the Company's Class A shares will be 4.50% for an for an aggregate purchase amount between $25,000 - $99,999, 3.50% for an aggregate purchase amount between $100,000 - $249,999, 2.50% for an aggregate purchase amount between $250,000 - $499,999 and 2.00% for an aggregate purchase amount between $500,000 - $999,999. There will be no front end sales charge for an aggregate purchase amount of between $1,000,000 and $25,000,000, however, for purchase amounts between $1,000,000 and $5,000,000 there will be a contingent deferred sales charge ("CDSC") of 1% if the shares are sold within 18 months of the time of purchase. The distribution and service fee of the Company's Class A shares will be 0.25% per year of net assets. The Company's Class C shares will not be subject to a front-end sales charge, but will be subject to a CDSC of 1% if the Company repurchases the shares during the first year a shareholder owns Class C shares and distribution and service fees, as well as other expenses. The Class C shares will also be subject to a distribution and service fee aggregating 1% of average net asset value per year attributable to the Class C shares. The minimum investment in the Company's Class A and C shares is $25,000. The Company will also offer an additional class of shares, Class Z shares, exclusively to certain institutional and other eligible investors. The Class Z shares will not incur sales charges or distribution or service fees. The Company may offer additional classes of shares in the future. The Company's distribution and service plans will operate similarly to those used by many open-end funds

         The Company received $3 million of initial subscriptions for Common Shares from the Investment Manager and its affiliates.

         The rights attached to the Common Shares are set forth in the Declaration of Trust. The Declaration of Trust may be amended by the Board of Trustees without a vote of holders of Common Shares or preferred shares in any manner that does not materially and adversely affect the holders of the Common Shares or the preferred shares, by the affirmative vote of not less than a majority of the Common Shares and preferred shares outstanding and entitled to vote in the case of any amendment that does adversely and materially affect the holders of the Common Shares and the preferred shares and by the affirmative vote of not less than a majority of the outstanding Common Shares or preferred shares voting as a separate class in the event of any amendment that adversely and materially affects the contract rights of one class but not the other, respectively or affects one class materially differently than the other class.

         The Company may merge or consolidate with any other entity, or sell, lease or exchange all or substantially all of the Company's assets upon the approval of not less than two-thirds of the Trustees then in office and the affirmative vote of the holders of not less than two-thirds of the Common Shares and preferred shares.

         Commencing approximately one year after shares of a class of Common Shares are first issued, the Company intends to make tender offers as often as quarterly at net asset value per Share for up to 20% of the outstanding shares of that class.

Preferred Shares

         The Company is authorized to issue an unlimited number of preferred shares, with each preferred share having such liquidation preference and other terms authorized by the Board of Trustees at the time of issuance in conformity with the Investment Company Act.

Series P Preferred Shares

         The Company has issued 463 shares of its Series P Preferred Shares, having a liquidation preference of $1,000 per share plus cumulative preferential dividends of approximately 8% per year and be preferred as to liquidation value over the Common Shares. As long as these preferred shares are outstanding the Company will not pay any dividend or other distribution (other than a dividend or distribution paid in common shares, or options, warrants or rights to subscribe for or purchase common shares or other shares, if any, ranking junior to the preferred shares as to dividends and upon liquidation) in respect to the common shares or any other shares of the Company ranking junior to these preferred shares. The purchase price for each preferred share was $1,000. Such shares are perpetual subject to call at any time by the Company at stated value plus accumulated and unpaid dividends and to put by each shareholder on not less than 90 days prior notice on or after the fifth anniversary of commencement of the Company's operations. Under the Investment Company Act, the preferred shares must have the right to elect at least two trustees at all times and a majority of the trustees in the event of serious dividend arrearages. Preferred shares also have certain class voting rights under the Investment Company Act.

         10.2 Long-Term Debt. The Company will issue preferred shares and/or debt in aggregate amounts not in excess of one-third of the Company's consolidated gross assets after deducting liabilities other than preferred shares and the principal amount outstanding under any debt facility (in the case of debt). Limited temporary borrowings above these leverage limits are also permitted. The Company may also incur economic leverage embedded in the instruments in which it invests.

         10.3 General. Not Applicable.

         10.4 Taxes. See response to Item 23.

         10.5 Outstanding Securities.

----------------- ------------------- ------------------ -----------------------
                                                           Amount Outstanding
                                         Amount Held      Exclusive of Amount
                                       by Registrant or    Shown Under Previous
 Title of Class    Amount Authorized  for its Account(1)       Column(1)
----------------- ------------------- ------------------ -----------------------
Common shares      Unlimited Amount           None           300,000 Shares
Preferred Shares   Unlimited Amount           None             463 Shares


(1) As of August 16, 2005.

         10.6 Securities Ratings. None.

ITEM 11. DEFAULTS AND ARREARS ON SENIOR SECURITIES

         11.1 Not Applicable.

         11.2 Not Applicable.

ITEM 12. LEGAL PROCEEDINGS

         None.

ITEM 13. TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


Part B                 Caption                                                 N-2 Caption
Item No.                -------                                                 -----------
14.              Cover Page...................................................  Cover Page

15.              Table of Contents............................................  Table of Contents

16.              General Information and
                 History......................................................  General
                                                                                Description
                                                                                of
                                                                                the
                                                                                Registrant

17.              Investment Objective and
                 Policies.....................................................  Investment
                                                                                Objective
                                                                                and
                                                                                Policies

18.              Management...................................................  Management

19.              Control Persons and Principal
                 Holders of Securities........................................  Control Persons and Principal
                                                                                Holders of Securities

20.              Investment Advisory and Other
                 Services.....................................................  Investment
                                                                                Advisory
                                                                                and
                                                                                Other
                                                                                Services
21.              Portfolio Managers...........................................  Portfolio Managers

22.              Brokerage Allocation and Other
                 Practices....................................................  Brokerage
                                                                                Allocation
                                                                                and
                                                                                Other
                                                                                Practices

23.              Taxes........................................................  Taxation of the Company

24.              Financial Statements.........................................  Not Applicable

PART B

ITEM 14. COVER PAGE

                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED AUGUST 16, 2005

                      STATEMENT OF ADDITIONAL INFORMATION

         Highland Corporate Opportunities Fund (the "Company") is a diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with Part A of this N-2 dated August 16, 2005. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read Part A of this N-2 prior to purchasing such shares. A copy of Part A and the entire N-2 may be obtained on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in Part A of this N-2.

ITEM 15. TABLE OF CONTENTS


Part B                  Caption                                               N-2 Caption
Item No.                -------                                               -----------

14.         Cover Page...................................................  Cover Page

15.         Table of Contents............................................  Table of Contents

16.         General Information and
            History......................................................  General Description of
                                                                           the Registrant

17.         Investment Objective and
            Policies.....................................................  Investment Objective
                                                                           and Policies

18.         Management...................................................  Management

19.         Control Persons and Principal
            Holders of Securities........................................  Control Persons and Principal
                                                                           Holders of Securities
20.         Investment Advisory and Other
            Services.....................................................  Investment Advisory
                                                                           and Other Services

21.         Portfolio Managers...........................................  Portfolio Managers

22.         Brokerage Allocation and Other
            Practices....................................................  Brokerage Allocation
                                                                           and Other Practices

23.         Taxes........................................................  Taxation of the Company

24.         Financial Statements.........................................  Not Applicable



ITEM 16. GENERAL INFORMATION AND HISTORY

         See Item 8 - General Description of the Registrant.

ITEM 17. INVESTMENT OBJECTIVE AND POLICIES

         17.1 See Item 8 - General Description of the Registrant.

         17.2

Fundamental Investment Policies

         The Company's investment objective (that is, seeking to achieve high total returns while minimizing losses) and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of (i) the lesser of a majority of the Company's outstanding Common Shares and preferred shares voting together as a single class or two-thirds of shares present if a quorum of at least 50% is present and (ii) a majority of the outstanding preferred shares, voting as a separate class. All other investment policies or practices are considered by the Company not to be fundamental and, accordingly, may be changed without approval of the holders of a majority of the Company's outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. Subject to the foregoing, the Company may not:

         (1) borrow money or issue senior securities, except insofar as the foregoing would not violate the Investment Company Act;

         (2) make loans of money or property to any person, except insofar as the foregoing would not violate the Investment Company Act;

         (3) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares or securities of its subsidiaries the Company may be deemed to be an underwriter;

         (4) purchase real estate or interests therein, except to the extent that as a result of such investments the Company would not cease to be a RIC under the Internal Revenue Code of 1986, as amended (the "Code");

         (5) purchase or sell commodities or commodity contracts for any purposes except to the extent permitted by applicable law without the Company becoming subject to registration with the Commodity Futures Trading Commissions as a commodity pool or a commodity pool operator; or

         (6) invest more than 25% of its assets in a single industry.

         Except as restricted above, the Company may devote all of its assets to any of the foregoing or to any other investment strategy, including short sales and put and call options.

                             ITEM 18. MANAGEMENT

         18.1 The following individuals are the officers and trustees of the Company. A brief statement of their present positions and principal occupations during the past five years is also provided.

                                                                                   Number of
                                                                                   Portfolios
                                        Term of                                    in Company
                          Position(s)   Office and                                 Complex
Name, Age and             Held With     Length of      Principal Occupation(s)     Over-seen     Other Directorships
Business Address          Registrant    Time Served    During Past 5 Years         by Director   Held by Director
----------------          ----------    -----------    -------------------         -----------   ----------------
INDEPENDENT TRUSTEES
Scott F. Kavanaugh (44)   Director,     Indefinite     Private Investor.  From     Eight         Director (Prospect
c/o Highland Capital      Audit         Term. Served   February 2003 to July                     Street(R) High Income
Management, L.P., 13455   Committee     since May      2003, an Executive at                     Portfolio, Inc.
Noel Road, Suite 1300,    Member        16, 2005.      Provident Companying                      ("PHY") -
Dallas, Texas 75240                                    Mortgage Corporation.                     January 2000;
                                                       From January 2000 to                      Prospect Street(R)
                                                       February 2003, Executive                  Income Shares, Inc.
                                                       Vice President, Director                  ("CNN") -July 2001);
                                                       and Treasurer of                          Trustee (Highland
                                                       Commercial Capital Bank.                  Floating Rate Limited
                                                       From April 1998 to                        Liability Company
                                                       February 2003, Managing                   ("FRF"), Highland
                                                       Principal and Chief                       Floating Rate Company
                                                       Operating Officer of                      ("FAX"), Highland
                                                       Financial Institutional                   Floating Rate
                                                       Partners Mortgage Company                 Advantage Company
                                                       and the Managing                          ("FRX"), Highland
                                                       Principal and President                   Institutional
                                                       of Financial                              Floating Rate Income
                                                       Institutional Partners,                   Company ("FLX") -
                                                       LLC, an investment                        July 2004, and
                                                       banking firm.                             Restoration
                                                                                                 Opportunities Fund
                                                                                                 ("ROF") - May 2005)

James F. Leary (74)       Director,     Indefinite     Since 1998, a Managing      Eight         Capstone Series Fund,
c/o Highland Capital      Audit         Term. Served   Director of Benefit                       Inc.; Steward Funds,
Management, L.P., 13455   Committee     since May      Capital South-west, Inc.,                 Inc. (3 portfolios);
Noel Road, Suite 1300,    Member        16, 2005.      a financial consulting                    Pacesetter/
Dallas, Texas 75240.                                   firm.                                     MVHC Inc. (small
                                                                                                 business investment
                                                                                                 company); director
                                                                                                 (PHY-January 2000;
                                                                                                 CNN-July 2001);
                                                                                                 and Trustee (FRF,
                                                                                                 FAX, FRX, FLX-July
                                                                                                 2004 and ROF -May
                                                                                                 2005)

Timothy K. Hui (56)       Director,     Indefinite     Associate Provost for       Eight         Director (PHY -
c/o Highland Capital      Audit         Term. Served   Graduate Education since                  January 2000;
Management, L.P., 13455   Committee     since May      July 2004 and Assistant                   CNN-July 2001); and
Noel Road, Suite 1300,    Member        16, 2005       Provost for Educational                   Trustee (FRF, FAX,
Dallas, Texas 75240.                                   Resources from July 2001                  FRX, FLX- July 2004,
                                                       to June 2004,                             and ROF - May 2005)
                                                       Philadelphia Biblical
                                                       University.

Bryan A. Ward (50)        Director,     Indefinite     Since January 2002,         Eight         Director (PHY and CNN
c/o Highland Capital      Audit         Term. Served   Senior Manager of                         November 2001); and
Management, L.P., 13455   Committee     since May      Accenture, LLP.  From                     Trustee (FRF, FAX,
Noel Road, Suite 1300,    Member        16, 2005       September 1998 to                         FRX, FLX - July 2004
Dallas, Texas 75240.                                   December 2001, Special                    and ROF - May 2005)
                                                       Projects Advisor to
                                                       Accenture, LLP.
INTERESTED TRUSTEE

R. Joseph Dougherty (34)  Director,     Indefinite     Senior Portfolio Manager    Eight as      Senior Vice President
c/o Highland Capital      Senior Vice   Term.          of the Investment           Trustee;      (PHY-January 2000;
Management, L.P., 13455   President     Served since   Manager.  Prior to 2000,    Eight as      CNN-July 2001);
Noel Road, Suite 1300,                  May 16, 2005.  he was a Portfolio          Senior Vice   Chairman of the Board
Dallas, Texas 75240.                                   Analyst for the             President     (May 2004) of each
                                                       Investment Manager.                       Company; Trustee
                                                                                                 (FRF, FAX, FRX,
                                                                                                 FLX-July 2004 and ROF
                                                                                                 - May 2005)



OFFICERS
Name and Age                  Title                       Principal Occupation(s) During Past 5 Years
------------                  -----                       -------------------------------------------
James D. Dondero (42)         President                   President and Managing Partner of the Investment Manager.
                                                          Director of Heritage Bank. Director and Chairman of Heritage
                                                          Bankshares, Inc.

Mark Okada (44)               Executive Vice President    Chief Investment Officer of the Investment Manager.  Director
                                                          of Heritage Bank and Heritage Bankshares, Inc.

M. Jason Blackburn (28)       Secretary and Treasurer     Assistant   Controller  of  the  Investment   Manager.   From
                                                          September  1999 to October  2001,  he was an  accountant  for
                                                          KPMG LLP.

Michael S. Minces (30)        Chief Compliance Officer    From October 2003 to August 2004, associate at Akin Gump
                                                          Strauss Hauer & Feld LLP (law firm). From October 2000 to
                                                          March 2003, associate at Skadden, Arps, Slate, Meagher &
                                                          Flom LLP (law firm). Previously, he attended The University of Texas at Austin School of Law.

         The Company is authorized to pay each Trustee who is not an "affiliated person" of the Company or the Investment Manager $10,000 per year for serving as a Trustee.

         18.2 See Item 18.1.

         18.3 None.

         18.4 Not Applicable

         18.5 The Company has established an Audit Committee, consisting of Timothy K. Hui, Scott F. Kavanaugh, James F. Leary and Bryan A. Ward. The Audit Committee is charged with providing informed, vigilant and effective oversight of the Company's financial reporting processes and the internal controls that protect the integrity of the reporting process.

         The Company has established a Nominating Committee, consisting of Timothy K. Hui, Scott F. Kavanaugh, James F. Leary and Bryan A. Ward. The Nominating Committee is charged with selecting and nominating persons for election or appointment by the Board as Trustees of the Fund. While the Nominating Committee is solely responsible for the selection and nomination of Trustees, the Nominating Committee may consider nominees recommended by Fund stockholders. The Nominating Committee will consider recommendations for nominees from stockholders sent to the Secretary of the Fund, 13455 Noel Road, Suite 1300, Dallas, Texas 75240. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the stockholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee.

         The Company has established a Litigation Committee, consisting of Timothy K. Hui, Scott F. Kavanaugh, James F. Leary and Bryan A. Ward. The purpose of the Litigation Committee is to seek to address any potential conflicts of interest between (1) the Fund and (2) the Investment Manager in connection with any potential or existing litigation or other legal proceeding relating to securities held by both the Fund and either the Investment Manager or another client of the Investment Manager.

         The Company has established a Qualified Legal Compliance Committee, consisting of Timothy K. Hui, Scott F. Kavanaugh, James F. Leary and Bryan A. Ward. The Qualified Legal Compliance Committee is charged with compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Fund who appear and practice before the SEC on behalf of the Fund.

         18.6

         (a) See 18.1

         (b) See 18.1

         (c) James D. Dondero and Mark K. Okada are President and Chief Investment Officer, respectively, of the Investment Manager. The Investment Manager is controlled by Mr. Dondero and Mr. Okada, by virtue of their respective ownership interests in the Investment Manager, and by the Investment Manager's general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder.

         (d) See response to (c) above.

         18.7

------------------------------------ ---------------------------------- ---------------------------------
Name of Director                     Dollar Range of Equity             Aggregate Dollar Range of
                                     Securities in the Registrant(1)    Equity Securities in All
                                                                        Registered Investment Companies
                                                                        Overseen by Director in Family
                                                                        of Investment Companies(1)
------------------------------------ ---------------------------------- ---------------------------------
R. Joseph Dougherty                  Not Applicable                     Over $100,000
------------------------------------ ---------------------------------- ---------------------------------
Timothy K. Hui                       Not Applicable                     $1-$10,000
------------------------------------ ---------------------------------- ---------------------------------
Scott F. Kavanaugh                   Not Applicable                     $10,001-$50,000
------------------------------------ ---------------------------------- ---------------------------------
James F. Leary                       Not Applicable                     $1-$10,000
------------------------------------ ---------------------------------- ---------------------------------
Bryan A. Ward                        Not Applicable                     $1-$10,000
------------------------------------ ---------------------------------- ---------------------------------

(1)   The Company was not in existence as of December 31, 2004.

         18.8 None

         18.9 None

         18.10 None

         18.11 None

         18.12 See Item 18.1

         18.13 A form of the Investment Management Agreement was approved by the Company's Board of Trustees at an in-person meeting of the Board of Trustees held on April 26, 2005 and the final Investment Management Agreement was executed by the parties on May 16, 2005. In considering the Investment Management Agreement, the Board of Trustees did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of all of the Company's surrounding circumstances.

         18.14 Not Applicable.

         18.15 The Company and the Investment Manager have adopted a Consolidated Code of Ethics (the "Code of Ethics") in accordance with Rule 17j-1 under the Investment Company Act. Persons subject to the Code of Ethics are permitted to purchase securities, but such persons are not permitted to purchase or sell, directly or indirectly, any security in which such person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which to such person's actual knowledge at the time of such purchase or sale is being considered for purchase or sale or being purchased or sold by the Company or other clients of the Investment Manager. Persons subject to the Code of Ethics may not participate in securities transactions on a joint basis with the Company or other clients of the Investment Manager. Persons subject to the Code of Ethics may not participate in initial public offerings or in private placements of securities unless cleared to do so by the Compliance Officer of the Investment Manager. Indirect interests and participation through investment in the Company or interests in the Investment Manager are permitted.

         These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-942-8090. The code of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

         18.16 The Company has delegated voting of proxies in respect of portfolio holdings to the Investment Manager in accordance with the Investment Manager's proxy voting guidelines and procedures. The Investment Manager has adopted proxy voting guidelines (the "Guidelines") that provide as follows:

         o The Investment Manager votes proxies in respect of the Company's securities in the Company's best interests and without regard to the interests of the Investment Manager or any client of the Investment Manager.

         o Unless the Investment Manager's Proxy Voting Committee (the "Committee") otherwise determines (and documents the basis for its decisions) or as otherwise provided below, the Investment Manager votes proxies in a manner consistent with the Guidelines.

         o To avoid material conflicts of interest, the Investment Manager applies the Guidelines in an objective and consistent manner across the Company's accounts. Where a material conflict of interest has been identified and the matter is covered by the Guidelines, the Committee votes in accordance with the Guidelines. For the Company, where a conflict of interest has been identified and the matter is not covered in the Guidelines, the Investment Manager will disclose the conflict and the Committee's determination of the matter in which to vote to the Company's Board.

         o The Investment Manager also may determine not to vote proxies in respect of securities of the Company if it determines it would be in the Company's best interests not to vote.

         The Investment Manager's Guidelines also address how it will vote proxies on particular types of matters such as corporate governance matters, disclosure of executive compensation and share repurchase programs. For example, the Investment Manager generally will:

         o Support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

         o Support proposals seeking increased disclosure of executive compensation; and

         o Support management proposals to institute share repurchase plans in which all shareholders may participate on equal terms.

         The Company's proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 972-628-4100 or (2) on the SEC's website at www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

ITEM 19. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         19.1 As of August 1, 2005, Highland Capital Management, L.P., a Delaware limited partnership, owned 100% of the Common Shares of the Company. Highland Capital Management is owned by its general partner, Strand Advisors, Inc.

         19.2

  -------------------------------------- ------------------------------------------------------ ------------------
  Investor                               Address                                                Percentage of
                                                                                                Ownership
  -------------------------------------- ------------------------------------------------------ ------------------
  Highland Capital Management, L.P.      Mr. James D. Dondero, President                        100%
                                         c/o Highland Capital Management, L.P.,
                                         13455 Noel Road, Suite 1300, Dallas, Texas 75240
  -------------------------------------- ------------------------------------------------------ ------------------

         19.3 The Investment Manager owns 300,000 shares of the common stock of the Company. James D. Dondero and Mark K. Okada are President and Chief Investment Officer, respectively, of the Investment Manager. The Investment Manager is controlled by Mr. Dondero and Mr. Okada, by virtue of their respective ownership interests in the Investment Manager, and by the Investment Manager's general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder.

         As a group, the officers and directors indirectly own 22 shares of the preferred stock of the Company.

ITEM 20. INVESTMENT ADVISORY AND OTHER SERVICES

         20.1-6 See Item 9 - Management.

         20.7 The Company's independent auditors are Pricewaterhouse Coopers LLP, 300 Madison Avenue, New York, NY 10017.

         20.8 Not Applicable.

ITEM 21. PORTFOLIO MANAGERS

         21.1

         (a) The portfolio managers of the Company are Patrick Daugherty, Kurt Plumer and James Dondero

         (b)

         As of June 30, 2005, Patrick Daugherty and Kurt Plumer managed the following client accounts:
                                                                              Number of
                                                                               Accounts     Assets Subject
Type of                                      Number of       Assets of       Subject to a        to a
Account                                      Accounts         Accounts     Performance Fee  Performance Fee
-------                                      --------         --------     ---------------  ---------------
Registered Investment Companies..........        9          $3.7 billion          9           $3.7 billion
Pooled Investment Vehicles...............       28         $10.1 billion          28         $10.1 billion
Other Accounts...........................        3          $1.5 billion          3           $1.5 billion


         As of June 30, 2005, James Dondero managed the following client accounts:

                                                                              Number of
                                                                               Accounts      Assets Subject
Type of                                      Number of       Assets of       Subject to a         to a
Account                                      Accounts         Accounts     Performance Fee  Performance Fee
-------                                      --------         --------     ---------------  ---------------
Registered Investment Companies..........        8          $3.6 billion          8           $3.6 billion
Pooled Investment Vehicles...............       28         $10.1 billion          28         $10.1 billion
Other Accounts...........................        3          $1.5 billion          3           $1.5 billion


         (c) See responses to Item 21.1(b).

         (d) The Investment Manager has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Investment Manager has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Investment Manager furnishes investment management and advisory services to numerous clients in addition to the Company, and the Investment Manager may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to the Investment Manager, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Company. In addition, the Investment Manager, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale the Investment Manager recommends to the Company. Actions with respect to securities of the same kind may be the same as or different from the action which the Investment Manager, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take with respect to the same securities. Moreover, the Investment Manager may refrain from rendering any advice or services concerning securities of companies of which any of the Investment Managers' (or its affiliates') officers, directors or employees are directors or officers, or companies as to which the Investment Manager or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Investment Manager includes disclosure regarding these matters to its clients in both its Form ADV and investment management agreements.

         The Investment Manager, its affiliates or their officers and employees serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business or of investment funds managed by affiliates of the Investment Manager. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Company. As a result, the Investment Manager will face conflicts in the allocation of investment opportunities to the Company and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Investment Manager will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Company and such other clients or may involve a rotation of opportunities among the Company and such other clients.

         The Investment Manager and its affiliates have procedures and policies in place designed to manage the potential conflicts of interest that may arise from time to time between the Investment Manager's fiduciary obligations to the Company and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Company and such other clients. An investment opportunity that is suitable for multiple clients of the Investment Manager and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Investment Manager's or its affiliates' efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Company. Not all conflicts of interest can be expected to be resolved in favor of the Company.

         Under current SEC regulations, the Company may be prohibited from co-investing with any unregistered fund managed now or in the future by the Investment Manager (the "Unregistered Funds") in certain private placements in which the Investment Manager negotiates non-pricing terms. The Company intends to file for exemptive relief from the SEC to enable it to co-invest with other unregistered funds managed by the Investment Manager.

         21.2 Compensation. The Investment Manager's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio managers underlying account, the combined performance of the portfolio managers underlying accounts, and the relative performance of the portfolio managers underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by the Investment Manager such as Option It Plan and the Long-Term Incentive Plan.

         Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

         Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

                  Option It Plan. The purpose of the Plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of the Company so as to promote the success of the Company.

                  Long Term Incentive Plan. The purpose of the Plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. The Plan seeks to reward participating Employees based on the increased value of Highland Capital Management through the use of Long-term Incentive Units.

         Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.

         21.3

  -------------------------------------------------------------------------
 |    Investor           |  Dollar  Range  of  Equity  Securities Held(1)  |
 |-----------------------|-------------------------------------------------|
 |    Patrick Daugherty  |  $1 - $10,000                                   |
 | ----------------------|-------------------------------------------------|
 |     Kurt Plumer       |  $1 - $10,000                                   |
 | ----------------------|-------------------------------------------------|
 |     James Dondero     |  over $1,000,000                                |
  -------------------------------------------------------------------------

 (1)   As of August 1, 2005.



ITEM 22. BROKERAGE ALLOCATION AND OTHER PRACTICES

See Item 9 - Management, above.

SELECTION OF BROKER-DEALERS; ORDER PLACEMENT

         Subject to the overall review of the Company's Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities and other portfolio holdings of the Company, for selecting the broker or dealer to be used, and for negotiating any commission rates paid. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         The Investment Manager and its affiliates manage other accounts, including private funds and individual accounts that also invest in senior loans and other Company investments. Although investment decisions for the Company are made independently from those of such other accounts, investments of the type the Company may make also may be made on behalf of such other accounts. When the Company and one or more other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Investment Manager to be equitable over time. The Investment Manager may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Investment Manager or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Investment Manager believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Company. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Investment Manager in a manner designed to be equitable and consistent with the Investment Manager's fiduciary duty to the Company and its other clients (including its duty to seek to obtain best execution of client trades).

COMMISSION RATES; BROKERAGE AND RESEARCH SERVICES

         In placing orders for the Company's portfolio, the Investment Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Investment Manager will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking the most favorable price and execution, the Investment Manager, having in mind the Company's best interests, will consider all factors it deems relevant, including, by way of illustration: price; the size, type and difficulty of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; operational capabilities; the reputation, experience and financial stability of the broker-dealer involved; and the quality of service rendered by the broker-dealer in other transactions. Though the Investment Manager generally seeks reasonably competitive commissions or spreads, the Company will not necessarily be paying the lowest commission or spread available. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Investment Manager does not consider "brokerage and research services" (as defined in the Securities Exchange Act of 1934, as amended) provided by brokers who effect portfolio transactions with the Investment Manager or the Company. "Brokerage and research services" are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries.

         22.1 None.

         22.2 None.

         22.3 None.

         22.4 None.

ITEM 23. TAX STATUS

Taxation of the Company

         The following discussion is a general summary of certain U.S. federal income tax considerations relating to the Company and an investment in the Common Shares of the Company. The discussion is based on, except as otherwise indicated, the Code, administrative pronouncements, judicial decisions and final and temporary U.S. Treasury Regulations, all as of the date of this Memorandum and which are subject to change, possibly with retroactive effect.

         This summary is not a complete analysis or description of all the potential tax considerations relating to the Company and an investment in the Common Shares of the Company. More specifically, this discussion does not purport to deal with all of the U.S. federal income tax consequences or any of the state, local or foreign tax considerations applicable to the Company or its shareholders, or to all categories of investors. In particular, special tax considerations that may apply to certain types of taxpayers, including securities dealers, banks, entities treated as partnerships for U.S. federal income tax purposes, persons holding Common Shares as part of a hedge and insurance companies, are not addressed. Investors should consult their own tax advisors regarding the U.S. federal, state, local and foreign income and other tax consequences to them of purchasing, holding and disposing of the Common Shares, including the effects of any changes in the tax laws.

         The Company intends to elect and to qualify for the special tax treatment afforded to a RIC under Subchapter M of the Code. As long as it so qualifies, in any taxable year in which it meets the Distribution Requirement (as defined below), the Company (but not its shareholders) will not be subject to U.S. federal income tax to the extent that the Company distributes its Investment Company Taxable Income and Net Capital Gains (both terms, as defined below). The Company intends to meet the Distribution Requirement and to distribute substantially all of such income and gains. If in any year the Company should fail to qualify under Subchapter M for tax treatment as a RIC or fail to meet the Distribution Requirement, the Company would incur corporate federal income tax upon all of its income and gains for the year, and all distributions to its shareholders would be taxable to shareholders as ordinary dividend income to the extent of the Company's earnings and profits.

         In order to qualify to be taxed as a RIC, the Company must, among other requirements, derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts and potentially excluding certain types of fee income) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership (collectively, such income, "Qualifying Income" and such requirement, the "Qualified Income Requirement").

         In addition, the Company must meet an "Asset Diversification Requirement," meaning the Company must diversify its holdings so that, at the end of each fiscal quarter of the Company, subject to certain limited exceptions, (a) at least 50% of the value of the Company's assets is represented by cash, cash items, U.S. government securities and securities of other RICs, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the total value of the Company's assets, and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Company's total assets is invested in: (i) the securities of any one issuer (other than U.S. government securities or securities of other RICs); or (ii) the securities of any two or more issuers controlled by the Company and engaged in the same, similar or related trades or businesses; or (iii) the securities of one or more qualified publicly traded partnerships.

         As a RIC, the Company will generally be able to receive a deduction for dividends paid to shareholders and will, therefore, generally not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its Investment Company Taxable Income determined without regard to the deduction for dividends paid and (ii) Net Tax-Exempt Interest (the "Distribution Requirement"). The "Investment Company Taxable Income" of a RIC includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than Net Capital Gains (as defined below) reduced by deductible expenses but not by net operating losses. "Net Capital Gains" are defined as the excess of net long-term capital gains for the taxable year over net short-term capital losses for the year. A RIC's Net Tax-Exempt Interest is the excess of its gross tax-exempt interest over certain disallowed deductions. A distribution will not qualify for purposes of satisfying the Distribution Requirement if it is a "Preferential Dividend," meaning a distribution that is not fully pro rata among shares of the same class or where there is preference to one class of stock as compared with another class, except to the extent that such preference exists by reason of the terms of such shares. The Company intends to meet the Distribution Requirement and anticipates making preferential distributions only to the extent a preference exists by reason of the terms of the applicable class of shares. Therefore, the Company expects not to be subject to U.S. federal income tax on income and gains it distributes as dividends to its shareholders. If the Company satisfies the Distribution Requirement but retains any Investment Company Taxable Income, it will be subject to tax at regular corporate rates on the amount retained. Dividends paid by the Company from its Investment Company Taxable Income are hereafter referred to as "Ordinary Income Dividends."

         The Company may choose to distribute or retain any amount of Net Capital Gains for the year without affecting its qualification for the dividends paid deduction under the Distribution Requirement. The Company may designate certain distributed Net Capital Gains as "Capital Gain Dividends" by written notice mailed to shareholders. In the event of a Capital Gain Dividend, the Company is not taxed on the amount of the distributed Net Capital Gains, and the shareholders are taxed on the distribution at long-term capital gains rates.

         The Company would be taxed on any undistributed Net Capital Gains. In that event, the Company may require shareholders to include in income their share of such undistributed Net Capital Gains by designating such amount in a notice mailed to shareholders (a "Deemed Capital Gain Dividend"). In the event of any Deemed Capital Gain Dividend, shareholders would be entitled to credit their proportionate share of the tax paid on such undistributed Net Capital Gains by the Company against the shareholder's U.S. federal tax liability, if any, and to claim refunds to the extent the credit exceeds such liability. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a shareholder of the Company would be increased by the amount of undistributed Net Capital Gain included in the gross income of such shareholder less the tax deemed paid by such shareholder as a result of a Deemed Capital Gain Dividend.

         Capital Gain Dividends, Deemed Capital Gain Dividends, Ordinary Income Dividends and other distributions will be allocated between the holders of Common Shares and preferred shares in proportion to the total dividends paid to each class during the taxable year.

         Even if the Company satisfies the Distribution Requirement during a calendar year, it will be required to pay an "Excise Tax" equal to 4% of the excess of the Required Distribution (as defined below) over the amount distributed for such calendar year. To avoid imposition of the Excise Tax, the Company must during the calendar year make distributions (the "Required Distribution") at least equal to the sum of: (1) 98% of its Investment Company Taxable Income for such calendar year, determined without regard to any capital gains or losses and the dividends paid deduction, plus (2) 98% of its Net Capital Income for the twelve-month period ending on October 31 of the calendar year, determined by including short-term capital gains and losses, plus (3) certain undistributed amounts from prior years, less (4) certain overdistributions from prior years. While the Company intends to make distributions sufficient to avoid imposition of the Excise Tax, there can be no assurance that the Company will be able to do so.

         If, as is expected, the Company utilizes leverage through borrowings, it may be restricted by loan covenants from declaring and paying dividends in certain circumstances. Additionally, if at any time when preferred shares are outstanding, the Company does not meet the asset coverage requirements of the Investment Company Act, the Company will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. Limits on the Company's payment of dividends may prevent the Company from meeting the Distribution Requirement and may therefore jeopardize the Company's qualification for taxation as a RIC (as well as the special tax treatment to shareholders of RIC distributions) and/or may subject the Company to the Excise Tax. The Company will endeavor to avoid restrictions on its ability to make dividend payments.

Taxation of Shareholders

         As used in this section: the term "U.S. person" means a person who is, as determined for U.S. federal income tax purposes, a citizen or resident of the United States, a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia, any estate the income of which is subject to U.S. federal income tax regardless of the source of its income or any trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons, as defined in Section 7701(a)(30) of the Code, have the authority to control all substantial decisions of the trust. The term "non-U.S. person" means any person who is not a U.S. person.

U.S. Persons

         Ordinary Income Dividends are taxable to shareholders who are U.S. persons as ordinary income to the extent of the Company's earning and profits. Due to the Company's expected investments, distributions to U.S. corporate shareholders generally will not be eligible for the dividends received deduction, and, in addition, such distributions to individuals, trusts and estates will not qualify for the 15% tax rate applicable to qualified dividend income, which is currently in effect for taxable years through December 31, 2008. Capital Gain Dividends and Deemed Capital Gain Dividends are taxable to such shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Common Shares. Distributions in excess of the Company's earnings and profits will first reduce the adjusted tax basis of a holder's Common Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the Common Shares are held as capital assets). Generally, not later than 60 days after the close of its taxable year, the Company will provide its shareholders with a written notice designating the amount of any Capital Gain Dividends, Deemed Capital Gain Dividends, Ordinary Income Dividends and other distributions.

         Each holder of Common Shares is expected to agree to reinvest all distributions in return for additional Common Shares of the Company but will generally have the option of receiving cash instead. Shareholders who reinvest such distributions in the Company will be deemed to receive dividends in an amount and character as described above which will generally be included in the shareholder's income for the year that such dividends are credited to the shareholder's account.

         In general, miscellaneous itemized deductions of an individual, estate and trust will be allowed as a deduction paid to the extent that such miscellaneous itemized deductions exceed 2% of the taxpayer's adjusted gross income for U.S. federal income tax purposes (generally, gross income less trade or business expenses). In the event that a RIC incurs expenses that would be miscellaneous itemized deductions if incurred directly by individuals, estates and trusts (other than certain limited expenses including directors' and trustees' fees and registration fees), the limit on such itemized deductions generally will apply to a shareholder of a RIC as if the shareholder had paid its allocable share of the expenses of the RIC directly using income deemed distributed to it by the RIC. The 2% floor on itemized deductions does not, however, apply to shareholders in respect of a "Publicly Offered RIC," which is a RIC whose shares are either (1) continuously offered pursuant to a public offering, (2) regularly traded on an established securities market or (3) held by at least 500 persons at all times during the taxable year. Because the Company does not expect its shares to be held by at least 500 persons at all times during the taxable year, the Company believes that it will not qualify as a Publicly Offered RIC. Notwithstanding, the Company may decide to file a registration statement after the initial closing in order to make a continuous public offering of its securities. The public offering would likely cause the Company to qualify as a Publicly Offered RIC for fiscal years commencing after the registration statement is in effect. In addition, the Company believes that based on its activities, it will be treated as carrying on a trade or business and that, although the matter is not free from doubt, a significant portion (but likely not all) of its expenses would not be treated as miscellaneous itemized deductions of its non-corporate shareholders. However, to the extent that the Company both does not qualify as a Publicly Offered RIC and any of its expenses are in effect treated as miscellaneous itemized deductions, shareholders who are individuals, trusts or estates would be treated both as receiving an additional dividend equal to its allocable share of such expenses, and as directly paying such allocable share of expenses. While any such dividend would constitute additional gross income to such shareholder, the amount of any deduction in connection with the deemed payment of such expenses would be subject to the aforementioned 2% limitation and other applicable limitations of the Code.

         The sale or other disposition of Common Shares will generally result in capital gain or loss to shareholders who are U.S. persons. Any loss upon the sale or exchange of Common Shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends or Deemed Capital Gain Dividends received by the shareholder. A loss realized on a sale or exchange of Common Shares will be disallowed if other Common Shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gains will currently be taxed as ordinary income at the maximum rate of 35% while long-term capital gains generally will be taxed at a maximum rate of 15%.

         In certain circumstances, a shareholder who recognizes significant losses in excess of certain threshold amounts on the sale or other disposition of Common Shares may be obligated to disclose such transaction (a "Reportable Transaction") in accordance with recently issued regulations governing tax shelters and other potentially tax-motivated transactions. Investors should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

         Taxation of U.S. Persons Exempt from U.S. Income Tax. Distributions by the Company to a U.S. person that is an organization that is exempt from U.S. income tax will not be taxable to such person and the tax on unrelated business taxable income will not apply to such person's interest in the Company's investments, provided, in each case, that such person's investment in the Company is not debt-financed.

Non-U.S. Persons

         Except as provided below, a shareholder that is a non-U.S. person generally will be subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on Ordinary Income Dividends. In order to obtain a reduced rate of withholding, a non-U.S. person will be required to provide an Internal Revenue Service Form W-8BEN certifying its entitlement to benefits under a treaty. Distributions designated by the Company as Capital Gain Dividends or Deemed Capital Gain Dividends, and gain recognized by non-U.S. persons on the sale, exchange or redemption of Common Shares will generally not be subject to U.S. federal income or withholding tax, unless such payments or gain are effectively connected with a U.S. trade or business of such holder, or, in the case of gain, such holder is a nonresident alien individual who holds the Common Shares as a capital asset and who is present in the United States more than 182 days in the taxable year of the sale and certain other conditions are met. Non-U.S. persons receiving Deemed Capital Gain Dividends would be able to claim a refund or credit for its allocable share of the tax paid by the RIC on such undistributed Net Capital Gain. The Company anticipates that its activities will not in and of themselves cause any non-U.S. person to be required to treat income in respect of the Common Shares of the Company as effectively connected with a U.S. trade or business.

         Dividends designated by the Company as Interest-Related Dividends that are received by most shareholders who are non-U.S. persons (generally those that would qualify for the portfolio interest exemption of section 871(h) or section 881(c) of the Code) will be exempt from U.S. withholding tax. "Interest-Related Dividends" are those dividends derived from certain interest income (including bank deposit interest and short term original issue discount that is currently exempt from the withholding tax) earned by the Company that would not be subject to U.S. tax if earned by a non-U.S. person directly. Furthermore, certain dividends designated by the Company as Short-Term Capital Gain Dividends that are received by certain shareholders who are non-U.S. persons (generally those not present in the United States for more than 182 days) will be exempt from U.S. withholding tax. In general, "Short-Term Capital Gain Dividends" are those that are derived from the Company's short-term capital gains over net long-term capital losses. These provisions generally apply, with certain exceptions, to taxable years ending before January 1, 2008. The Company intends to make such designations of certain dividends as Interest-Related Dividends or Short-Term Capital Gain Dividends for the benefit of non-U.S. persons.

         Moreover, as described below, to the extent that the Company is unable to convert non-performing secured debt investments into performing debt investments, the Company may foreclose on such debt investments and take title to the underlying collateral, which may include real property. As a result, the Company may be forced to dispose of the property and recognize gain on such disposition. A RIC's distributions to non-U.S. persons, to the extent attributable to gains from real property interests, will generally be subject to federal income tax at the rates applicable to U.S individuals or corporations and will generally be subject to a withholding tax at a rate equal to 35%.

Backup Withholding

         The Company is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Common Shares who do not furnish the Company with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Investments of the Company

         Certain of the Company's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gains into higher taxed short-term capital or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Company to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Company will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and generally attempt to reduce the risk that the Company might be disqualified as a RIC. The Company may be required to liquidate portfolio securities or borrow funds in order to satisfy the Distribution Requirement and not be subject to the Excise Tax.

         Specifically, the Company may invest in securities rated in the lower rating categories of nationally recognized rating organizations ("high-yield bonds"). Some of these high-yield bonds may be purchased at a discount and may therefore cause the Company to recognize income before amounts due under the obligations are paid. Accordingly, in order to satisfy the Distribution Requirement, the Company may be required to liquidate portfolio securities or borrow funds. In addition, a portion of the interest on such high-yield bonds may be treated as a dividend for purposes of the rules relating to the dividends received deduction. In such cases, if the issuer of the high-yield bonds is a qualifying corporation, dividend payments by the Company to corporate shareholders may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest.

         The Company may invest in debt instruments, some of which may be at a heightened risk of becoming non-performing, or be non-performing, at the time they are purchased and which may require modifications of their terms in order to make such investments fully, or more fully, performing investments. If substantial modifications are made to a particular debt investment, the Company will be treated for federal income tax purposes as having exchanged such debt investment for a new debt investment, and may be required to recognize a gain or loss equal to the difference between the issue price of such renegotiated debt investment and the Company's basis therein. Such gain or loss may be ordinary in character, as it may be treated as arising in the context of the conduct of a trade or business. Any gain recognized by virtue of such deemed exchange will increase the amount that the Company is required to distribute to its Shareholders in order to satisfy the Distribution Requirement and to not be subject to the Excise Tax. In some years, therefore, the Company may be required to distribute an amount greater than the total cash revenue that the Company receives. Accordingly, in order to make the required distributions, the Company may be required to liquidate portfolio securities or borrow funds.

         To the extent that the Company is unable to convert non-performing secured debt investments into performing debt investments, the Company may foreclose on such debt investments and take title to the underlying collateral, which may include real property. Income arising from the rental or sale of any such real property will not satisfy the Qualified Income Requirement. To the extent that such income, when combined with any other non-Qualifying Income of the Company, exceeds 10% of the Company's gross income for any taxable year, the Company would be unable to qualify as a RIC for such taxable year. The Company will use its best efforts to ensure that it qualifies as a RIC for each taxable year.

         Due to the Company's investment strategy, it is possible that a significant amount of the Company's portfolio would consist of the securities of only a few companies or a concentration of securities in single industries. Aside from subjecting the Company to a greater degree of market risk, such a result could adversely affect the Company's ability to meet with the Asset Diversification Requirement at the end of each fiscal quarter as described above. Failure to meet with this requirement would prevent the Company from qualifying as a RIC and subject the Company to a corporate level tax on income. To prevent this outcome, the Company may need to liquidate certain of its investments at times which would otherwise be disadvantageous. The Company intends to use its best efforts to ensure that the Company meets with the Asset Diversification Requirement and qualifies as a RIC for each taxable year.

         The Company may invest in non-U.S. securities that may be subject to non-U.S. withholding taxes. In that case, the Company's yield on those securities would be decreased. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Company. Investments in non-U.S. securities are also potentially subject to other provisions of the Code which if applicable could cause other adverse tax consequences including the recognition of gain by the Company without the contemporaneous receipt of cash.

         The foregoing is a general summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Company and holders of its Common Shares. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Ordinary income and capital gain dividends may also be subject to state and local taxes. Certain states exempt from state income taxation dividends paid by regulated investment companies which are derived from interest on U.S. government obligations. State law varies as to whether dividend income attributable to U.S. government obligations is exempt from state income tax. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

ITEM 24. FINANCIAL STATEMENTS

         Not Applicable.

PART C

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

         25.1 FINANCIAL STATEMENTS:

         Not Applicable.

25.2     EXHIBITS:

         The exhibits to this Registration Statement are listed in the Exhibit Index located elsewhere herein.

ITEM 26. MARKETING ARRANGEMENTS

         None.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         Not Applicable.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         The Investment Manager owns 100% of the Common Shares of the Company. The Investment Manager also owns 100% of the limited partnership interests of Highland Capital Advisers RE2002A, LP, a Delaware limited partnership, and 100% of the stock of Highland Capital Management
(Dedicated Fund GP), LLC, a Delaware limited liability company.

         The Investment Manager is controlled by James D. Dondero and Mark
K. Okada. Mr. Dondero has an indirect control position in the Investment Manager through the The Get Better Trust, a Texas trust that owns 47% of the limited partnership interests, The Canis Minor Trust, a Texas trust that owns 10% and The Get Good Trust, a Texas trust that owns 12%. The Investment Manager's general partner, Strand Advisors, Inc., a Delaware corporation, of which Mr. Dondero is the sole stockholder, also owns 10% of the limited partnership interests in the Investment Manager. Mr. Okada directly controls 15% of the limited partnership interests in the Investment Manager and indirectly controls 10% of the interests through the Mark and Pamela Okada Family Trust, a Texas trust.

         Through the same arrangements Mr. Dondero has direct control over 75%, and Mr. Okada 25%, of the shares of Heritage Bancshares, Inc., a Delware corporation, Highland Capital Management Services, Inc., a Delaware corporation, the limited partnership interests of Prospect Management Advisors, LP, a Delaware limited partnership, and the shares of Highland Capital Management nt, LTD, a Bermuda company.

         In addition to control positions in the Investment Manager, Mr. Dondero is the sole stockholder of Strand Advisors II, Inc. and Strand Advisors III, Inc. each a Delaware corporation, and Strand Advisors IV, LLC, Strand Advisors V, LLC, Strand Advisors VI, LLC, Strand Advisors VII, LLC, and Strand Advisors VIII, LLC, each a Delaware limited liability company.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

         Title of Class           Number of Record Holders
         --------------           ------------------------

         Common Shares                        1

         Preferred Shares                    105

ITEM 30. INDEMNIFICATION

         The Company will indemnify the Trustees, officers and the Investment Manager and any officer, director, member, manager, employee, stockholder, assign, representative, agent or affiliate of any such person with respect to any act or omission as long as (i) such person's activities do not constitute Disabling Conduct and (ii) there has been a determination (a) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification was brought that such indemnitee is entitled to indemnification or, (b) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Company (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding, that the indemnitee is entitled to indemnification (the "Disinterested Non-Party Trustees"), or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification (each an "Indemnified Person," and collectively, the "Indemnified Persons"). A successful claim for indemnification could reduce the Company's assets available for distribution to the shareholders.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The description of the business of the Investment Manager is set forth under the caption "Management " in Part A of this Registration Statement. The information as to the partners of the Investment Manager set forth in the Investment Manager's Form ADV, as filed with the SEC on November 19, 2004 (File No. 801-54874) and as amended through the date hereof is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder, including journals, ledgers, securities records and other original records, are maintained primarily at the offices of Registrant's Sub-administrator, PFPC, Inc. All other records so required to be maintained are maintained at the offices of the Investment Manager, 13455 Noel Road, Suite 1300, Dallas, Texas 75240.

ITEM 33. MANAGEMENT SERVICES

         Except as described above in Item 9 - Management, the Company is not a party to any management service related contract.

ITEM 34. UNDERTAKINGS

         Not Applicable.

                                  SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, as of the 16th day of August, 2005.

                   Highland Corporate Opportunities Company
                                 (Registrant)

          Name                                                   Title
          ----                                                   -----

 /S/ R. Joseph Dougherty                                   Senior Vice President
---------------------------
     R. Joseph Dougherty

                       SCHEDULE OF EXHIBITS TO FORM N-2

Exhibit Number      Exhibit
--------------      -------

Exhibit A.......... Agreement and Declaration of Trust
Exhibit B.......... By-Laws
Exhibit C.......... None
Exhibit D.......... Statement of Preferences of Series P Preferred Shares
Exhibit E.......... None
Exhibit F.......... Not Applicable
Exhibit G.......... Amended Investment Management Agreement
Exhibit H.......... Not Applicable
Exhibit I.......... None
Exhibit J.......... Custodian Services Agreement
Exhibit K-1........ Administration Agreement
Exhibit K-2........ Accounting Agreement
Exhibit L.......... Not Applicable
Exhibit M.......... Not Applicable
Exhibit N.......... Not Applicable
Exhibit O.......... Not Applicable
Exhibit P.......... Form of Subscription Agreement
Exhibit Q.......... None
Exhibit R-1........ Code of Ethics Registrant
Exhibit R-2........ Code of Ethics Investment Manager